T. Rowe Price
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     Supplement to Statement of Additional Information
     for the Taxable Fixed Income Funds dated October 1, 1997
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     The following paragraph will be added under Portfolio Management
     Practices:

                 Money Market Reserves

          It is expected that the Funds will invest their cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. Currently, two such money market funds are in operation--Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. (The Prime Reserve and U.S. Treasury Money Funds will not purchase shares of either fund, and the GNMA and U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds can only purchase shares of GRF.) Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).

          Both funds must comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

          The RIF and GRF provide a very efficient means of managing the cash reserves of the Funds. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with each Fund's objective and program.

          Neither fund is insured or guaranteed by the U.S.
     government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

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     The date of this supplement is October 3, 1997.
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     C22-045 10/3/97